Exhibit 99.1

ITRIA Ventures LLC

Biz2Credit Asset Securitization II LLC

Series 2026-1

Consultant Report

May 28, 2026

For information related to this report, contact:

CBIZ MHM, LLC
1001 Conshohocken State Road, Suite 1-406
West Conshohocken, Pa 19428-2906

M. Michael Aquino	Marialuisa Veneziale
Lead Managing Director	Senior Manager
(610) 862-2737	(610) 862-2427
maquino@cbiz.com	marialuisa.veneziale@cbiz.com

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY

THIRD PARTY.

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

Consultant Engagement

Client Name:	ITRIA Ventures LLC

Servicer Address:	1 Pennsylvania Plaza 49tht Floor
New York, NY 10119

Servicer Principal Contact:	Rick Ng – Interim CFO/ Chief Accounting Officer

Consultants:	Jacob Valencia
Marialuisa Veneziale

Report Date:	May 28, 2026

Engagement Dates:	May 18 – 28, 2026

Client and Company Contact: Antoine Kratz – Director Capital Markets

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

May 28. 2026

PRIVATE & CONFIDENTIAL

ITRIA Ventures LLC

1 Pennsylvania Plaza 49th Floor

New York, NY 10119

Attn.: Mr. John Gitlin – General Counsel

Dear Mr. Gitlin:

Please find our enclosed Consultant Report (“the Report”) which was prepared at the request of ITRIA Ventures LLC, as Seller and Servicer (“Biz2Credit”, “Sponsor”, “Company”, “Seller” and “Servicer”), and Biz2Credit Asset Securitization II LLC (“Issuer”, “SPV”, “Purchaser” and together with the Sellers and the Servicer, “you” or “Client”) in connection with the Preliminary Offering Memorandum (“POM”), which date still needs to be determined (“Transaction”) and in accordance with the terms of our Engagement Letter dated May 15, 2026.

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

The Report contains a description of the following:

(i)	the type of assets;

(ii)	the sample size;

(iii)	how the sample size was determined and, if applicable, computed; and

(iv)	the scope and manner of the Services performed.

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i)	the value of collateral securing such assets;

(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations; or

(iii)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ” or “Consultants”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated May 15, 2026 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:	/s/ M. Michael Aquino
M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON

BY ANY THIRD PARTY

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated May 15, 2026 with no third-party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ. CBIZ shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ provides under this Report. Client further acknowledges and agrees CBIZ is not a law firm and is not providing legal advice or analysis and that CBIZ has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the services. CBIZ expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of services as outlined herein.

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

General Information

During this engagement, the Consultants conducted discussions with the following Company personnel:

Individual	Title	Tenure
Antoine Kratz	Director of Capital Market	6.5 years
Oldy Calderon	Capital Markets Analyst	3 years
Karen Ji	Capital Markets Manager	4.5 years
Karry Wang	Capital Markets Associate	9 months

Report-Specific Terminology

The following abbreviated terminology is used at times throughout this Report:

• Client	ITRIA Ventures LLC
Biz2Credit Asset Securitization II LLC
• Biz2Credit, Sponsor, Company, Servicer and Seller	ITRIA Ventures LLC
• Issuer, SPV, or Purchaser	Biz2Credit Asset Securitization II LLC
• M	$000s
• MM	$000,000s
• POM	Preliminary Offering Memorandum, which date still needs to be determined

Other Notes

Throughout the various tables presented in the report and accompanying exhibits, slight differences in totals may exist due to rounding occurrences. Any material variances that may occur are discussed within the body of the report.

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

TABLE OF CONTENTS

STATEMENT OF WORK	8

A. DATA INTEGRITY TEST FOR LOAN	10

EXHIBITS

A.1	DATA INTEGRITY TEST FOR LOANS

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

STATEMENT OF WORK

PURSUANT TO THE ENGAGEMENT LETTER DATED MAY 15, 2026

BY AND BETWEEN CBIZ MHM, LLC (“CBIZ”) AND

ITRIA VENTURES LLC (“BIZ2CREDIT”, “SPONSOR”, “COMPANY”, “SELLER” AND, “SERVICER”) AND BIZ2CREDIT ASSET SECURITIZATION LLC (“ISSUER”, “SPV”, OR “PURCHASER”) COLLECTIVELY “YOU” OR “CLIENT”

Relevant Entities:

ITRIA Ventures LLC, as Seller and Servicer (Biz2Credit”, “Sponsor”, “Company”, “Seller” and “Servicer”) and Biz2Credit Asset Securitization II LLC (“Issuer”, “SPV”, “Purchaser” or “Company” and together with the Sellers and the Servicer, “you” or “Client”)

Time Periods to be tested:

See the below Scope of Services

Location:

Remotely in the CBIZ office in West Conshohocken, PA

The Company’s office in New York, NY (if necessary or required)

Additional Request:

Document all discussions with and inquiries of management.

Note: All samples are judgmentally selected unless specified by Client.

Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

SCOPE OF SERVICES

A.	Data Integrity Test for Biz2Credit Asset Securitization II LLC - Asset Backed Notes, Series 2026-1

1.

From the electronic data file provided by the Client as of April 30, 2026, select a sample of the largest 100 Receivables Agreements (merchant cash advances) and another 100 Receivables Agreements (merchant cash advances) selected on a judgmental basis (total of 200 loans to be tested - “Sample Group”) and perform the following data integrity test. For items marked below as “confirm”, note whether the item is noted as part of the underlying documentation. For items marked as “compare”, agree the item on the data tape to the Company’s underlying system. For items marked as “calculate “, calculate the noted item listed below for accuracy against the data file provided by the Servicer:

a.	Confirm and Compare Merchant’s name (Y/N)

b.	Compare the Merchant’s state personal address

c.	Compare Merchant’s Industry

d.	Compare applicant’s FICO Score (at the time of origination)

e.	Compare applicant ABS Tier (at time of origination)

f.	Confirm and Compare payment frequency (daily or weekly)

g.	Compare the Merchant’s years in business (at origination)

h.	Calculate Merchant’s Outstanding Principal Balance (as of the end of the applicable Collection Period)

i.	Compare the Merchant’s original expected term

j.	Calculate the Merchant’s remaining expected term (as of the end of the applicable Collection Period)

k.	Calculate and Compare the Merchant’s factor rate at origination

l.	Calculate the Receivable’s yield at origination

m.	Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period) (Y/N)

n.	Calculate the missed payment factor (as of the end of the applicable Collection Period)

o.	Calculate the delinquency status (as of the end of the applicable Collection Period)

p.	Calculate the Performance Ratio (amount actually received / amount expected to be received)

2.

Document your testing results in a worksheet. In your written summary of results, note any exceptions and management’s response to such. Note that the names of Obligors should remain anonymous in documenting test results.

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

A.	Data Integrity Test for Loan

The Originator provided an electronic data tape file as of April 30, 2026 for all Receivables Agreements. The Consultants selected a sample of the largest 100 Receivables Agreements (merchant cash advances) and a judgmental sample of another 100 Receivables Agreements (merchant cash advances) (total of 200 loans - “Sample Group”).

All 200 Receivables Agreements were tested according to the requested Scope procedures. The schedule for the data tape file Integrity Test can be found as Exhibit A.1.

The Consultants noted the following results amongst the sampled 200 Pledged Receivables based on inquiry of management and testing:

DATA INTEGRITY TEST	SAMPLE SIZE	EXCEPTIONS FOUND	%
a. Confirm and Compare Merchant’s name (Y/N)	200	0	0%
b. Compare the Merchant’s state personal address	200	0	0%
c. Compare Merchant’s Industry	200	0	0%
d. Compare applicant’s FICO Score (at the time of origination)	200	0	0%
e. Compare applicant ABS Tier (at time of origination)	200	0	0%
f. Confirm and Compare payment frequency (daily or weekly)	200	0	0%
g. Compare the Merchant’s years in business (at origination)	200	0	0%
h. Calculate Merchant’s Outstanding Principal Balance (as of the end of the applicable Collection Period)	200	0	0%
i. Compare the Merchant’s original expected term	200	0	0%
j. Calculate the Merchant’s remaining expected term (as of the end of the applicable Collection Period)	200	0	0%
k. Calculate and Compare the Merchant’s factor rate at origination	200	0	0%
l. Calculate the Receivable’s yield at origination	200	0	0%
m. Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period)	200	0	0%
n. Calculate the missed payment factor (as of the end of the applicable Collection Period)	200	0	0%
o. Calculate the delinquency status (as of the end of the applicable Collection Period)	200	0	0%
p. Calculate the Performance Ratio (amount actually received / amount expected to be received)	200	0	0%

a.	The Merchant’s name on the April 30, 2026 electronic data tape file was compared to the system and confirmed to the Merchant’s Name on the Merchant’s Loan Agreement without exception.

b.	The Merchant’s state personal address on the April 30, 2026 electronic data tape file was compared to the system without exception.

c.	The Merchant’s Industry on the April 30, 2026 electronic data tape file was compared to the system without exception.

d.	The Merchant’s FICO score at origination on the April 30, 2026 electronic data tape file was compared to the system without exception.

ITRIA Ventures LLC Biz2Credit Asset Securitization II LLC – Series 2026-1	Consulting Report

e.	The applicant ABS Tier at origination on the April 30, 2026 electronic data tape file was compared to the system without exception.

f.	The payment frequency on the April 30, 2026 electronic data tape file was compared to the system and confirmed to the Merchant’s Loan agreement without exception.

g.	The Merchant’s years in business at origination on the April 30, 2026 electronic data tape file was compared to the system without exception.

h.	The Merchant’s Outstanding Principal Balance on the April 30, 2026 electronic data tape file was calculated without exception.

i.	The Merchant’s original expected term on the April 30, 2026 electronic data tape file was compared to the system without exception.

j.	The Merchant’s remaining expected term on the April 30, 2026 electronic data tape file was calculated without exception.

k.	The Merchant’s factor rate at origination on the April 30, 2026 electronic data tape file was calculated and compared to the system without exception.

l.	The Receivable’s yield at origination on the April 30, 2026 electronic data tape file was calculated without exception.

m.	The Merchant’s Material Modification flag on the April 30, 2026 electronic data tape file was compared without exception.

n.	The missed payment factor on the April 30, 2026 electronic data tape file was calculated without exception.

o.	The delinquency status on the April 30, 2026 electronic data tape file was calculated without exception.

p.	The Merchant’s Performance Ratio on the April 30, 2026 electronic data tape file was calculated without exception.